Exhibit 99.1

Uroplasty to Host Investor Meeting at Corporate Headquarters

March 12th Event to Feature Urologist Perspective on the Use of
Uroplasty and Vision-Sciences Product Lines

MINNEAPOLIS, March 3, 2015 -- Uroplasty, Inc. (NASDAQ: UPI), a medical device company that develops, manufactures and markets innovative proprietary products to treat voiding dysfunctions, will host a meeting for shareholders and analysts on Thursday, March 12, 2015, beginning at 3:00 pm Central Time, at Uroplasty’s corporate headquarters in Minnetonka, Minnesota.

Rob Kill, President and Chief Executive Officer, will host the meeting, which will feature a discussion of the proposed merger between Uroplasty and Vision-Sciences and a presentation by Dr. Roland Ugarte, who will discuss the roles that Urgent PC and EndoSheath have in today’s urology practices. Dr. Ugarte is a Senior Partner of Urology Associates, a Minneapolis-based group of 15 urologic surgeons providing comprehensive care to over 75,000 patients and performing over 35,000 procedures each year.  As a past president of the Minnesota Urological Association, Dr. Ugarte is a recognized leader in the field of urology.

On December 22, 2014, Uroplasty, Inc. and Vision-Sciences, Inc. announced an agreement and plan of merger under which the two companies will combine in an all-stock transaction to create a new medical device company to be named Cogentix Medical, Inc. The proposed merger is subject to shareholder and other customary approvals, with each company’s shareholder meeting scheduled for March 30, 2015.

In-person attendance at the meeting is by confirmed RSVP only. Persons interested in attending should contact Brian Moore at bmoore@evcgroup.com or 310-579-6199.  A live audio webcast of the presentation will be broadcast via the Internet and may be accessed through the Investor Relations section of Uroplasty’s website at www.uroplasty.com. An archived replay of the presentation will also be available at investor.uroplasty.com.

About Uroplasty

Uroplasty, Inc., headquartered in Minnetonka, Minnesota, with wholly-owned subsidiaries in The Netherlands and the United Kingdom, is a global medical device company that develops, manufactures and markets innovative proprietary products for the treatment of voiding dysfunctions. Uroplasty’s focus is the continued commercialization of its Urgent® PC Neuromodulation System, which Uroplasty believes is the only commercially available, FDA-cleared device that delivers percutaneous tibial nerve stimulation (PTNS) for the office-based treatment of overactive bladder (OAB).  OAB is a chronic condition that affects approximately 42 million U.S. adults.  The symptoms include urinary urgency, frequency and urge incontinence.  Uroplasty also offers Macroplastique®, an injectable urethral bulking agent for the treatment of adult female stress urinary incontinence primarily due to intrinsic sphincter deficiency.  For more information on Uroplasty and its products, please visit Uroplasty, Inc. at www.uroplasty.com.

About Vision-Sciences

Based in Orangeburg, New York, Vision-Sciences, Inc. designs, develops, manufactures and markets products for flexible endoscopy. The company's unique product lines feature a streamlined visualization system and proprietary sterile disposable microbial barrier, known as EndoSheath technology, providing users with efficient and cost effective endoscope turnover while enhancing patient safety. For more information on Vision-Sciences and its products, please visit Vision-Sciences, Inc. at www.visionsciences.com.

Important Additional Information and Where to Find It

In connection with the proposed merger, Vision-Sciences has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Uroplasty and Vision-Sciences that also constitutes a prospectus of Vision-Sciences.  The registration statement was declared effective by the SEC on February 20, 2015.  On February 23, 2015, Uroplasty and Vision-Sciences filed the joint proxy statement/prospectus with the SEC.  On or about February 26, 2015, Uroplasty and Vision-Sciences mailed the joint proxy statement/prospectus to their respective shareholders.  Investors are urged to read the joint proxy statement/prospectus, because it contains important information.  The registration statement, joint proxy statement/prospectus and other documents filed by Uroplasty and Vision-Sciences with the SEC are available free of charge at the SEC's website (www.sec.gov) and from Uroplasty and Vision-Sciences.  Requests for copies of the joint proxy statement/prospectus and other documents filed by Uroplasty with the SEC may be made by contacting Brett Reynolds, Senior Vice President, Chief Financial Officer by phone at (952) 426-6152 or by email at brett.reynolds@uroplasty.com, and request for copies of the joint proxy statement/prospectus and other documents filed by Vision-Sciences may be made by contacting Gary Siegel, Vice President, Finance by phone at (845) 848-1085 or by email at gary.siegel@visionsciences.com.

Participants in the Solicitation

Uroplasty, Vision-Sciences, their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Uroplasty's and Vision-Sciences' respective shareholders in connection with the proposed transaction.  Information about the directors and executive officers of Uroplasty and their ownership of Uroplasty stock is set forth in Uroplasty's annual report on Form 10-K for the fiscal year ended March 31, 2014, and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on July 22, 2014. Information regarding Vision-Sciences' directors and executive officers is contained in Vision-Sciences' annual report on Form 10-K for the fiscal year ended March 31, 2014 and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on June 17, 2014.  Additional information regarding the participants in the solicitation of Uroplasty and Vision-Sciences shareholders has been included in the joint proxy statement/prospectus filed with the SEC on February 23, 2015 and mailed to their respective shareholders beginning on or about February 26, 2015.  These documents can be obtained free of charge from the sources indicated above.  Certain directors, executive officers and employees of Uroplasty and Vision-Sciences may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments.

Cautionary Statements Related to Forward-Looking Statements

This press release includes forward-looking statements.  These forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. Forward-looking statements in this press release include, but are not limited to, statements about the benefits of the transaction; expected revenue growth rates; the expected timing of the completion of the transaction; and the combined company's plans, objectives, expectations and intentions with respect to future operations, products and services.  Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement.  Applicable risks and uncertainties include, among others, uncertainties as to the timing of the transaction; uncertainties as to whether Uroplasty shareholders and Vision-Sciences shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of either company's control; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Uroplasty and Vision-Sciences may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on each company's respective business relationships with third parties; transaction costs; actual or contingent liabilities; the adequacy of the combined company's capital resources; and the risks identified under the heading "Risk Factors" in the joint proxy statement/prospectus filed with the SEC on February 23, 2015, Uroplasty's Annual Report on Form 10-K, for the fiscal year ended March 31, 2014, filed with the SEC on June 9, 2014, and Vision-Sciences' Annual Report on Form 10-K for the fiscal year ended March 31, 2014, filed with the SEC on May 30, 2014, as well as both companies' subsequent Quarterly Reports on Form 10-Q and other information filed by each company with the SEC.  Uroplasty and Vision-Sciences caution investors not to place considerable reliance on the forward-looking statements contained in this press release.  You are encouraged to read Uroplasty's and Vision-Sciences' filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties.  The forward-looking statements in this press release speak only as of the date of this document, and Uroplasty and Vision-Sciences undertake no obligation to update or revise any of these statements.  Uroplasty's and Vision-Sciences' businesses are subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

For Further Information:
Uroplasty, Inc.
Brett Reynolds, SVP and CFO
952-426-6152

EVC Group
Doug Sherk/Brian Moore (Investors)
415-652-9100/310-579-6199
Janine McCargo (Media)
646-688-0425